EXHIBIT 10.3

                            ASSET PURCHASE AGREEMENT
                            ------------------------


ASSET PURCHASE AGREEMENT, made this 18th day of February, 2005, by and among Princeton Gamma-Tech Instruments, Inc., (the "Purchaser"), a corporation organized and existing under the laws of the State of New Jersey, having its principal place of business at 1026 Route 518, Rocky Hill, New Jersey 08533, and Princeton Gamma-Tech, Inc. ("PGT"), a corporation organized and existing under the laws of the State of New Jersey having its principal place of business at 1026 Route 518, Rocky Hill, New Jersey 08553, and Princeton Gamma-Tech (UK), Ltd. ("PGT-UK"), a corporation organized and existing under the laws of the United Kingdom, having its principal place of business at 2 The Metro Centre, Woodston, Peterborough, PE2 7UH1 (PGT and PGT-UK being together referred to as "Seller").

                                R E C I T A L S:
                                ----------------


1. The Seller is engaged in the business (the "Business") of manufacturing and selling microanalysis systems for X-ray and gamma-ray spectroscopy.

2. The Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, certain of the assets of the Seller used in connection with the Business, subject to the terms and conditions hereinafter set forth.

3. The Purchaser wishes to acquire the assets and further develop the business and potentially restructure the different parts of the business.

4. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in Schedule A annexed hereto and made a part hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1.                PURCHASE AND SALE OF ASSETS.
                  ----------------------------

                  (a) Upon the terms and conditions set forth herein, and in consideration of the payment to the Seller of the Purchase Price (as defined in Article 2), the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller the following assets of Business (the "Assets"):

                           (i) the Customer List relating to the Business;

                           (ii) all inventory and work in process of the
Business;

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                           (iii) to the extent assignable by the Seller, the
contracts, licenses, leases, purchase orders and agreements related to the Business set forth on SCHEDULE 1(a)(iii) hereto, as they may change from the date hereof to the Closing Date in the ordinary course of business (the "Contracts");

                           (iv) the personal property identified on Schedule
1(a)(iv), as such may change from the date hereof to the Closing Date in the ordinary course of business;

                           (v) the accounts receivable identified on Schedule
1(a)(v) (the "Accounts Receivable"), less any Accounts Receivable that are collected prior to the Closing Date and plus any Accounts Receivable that come into existence prior to the Closing Date, in each case as may occur in the ordinary course of business;

                           (vi) the patents and other intellectual property
related to the Business identified on Schedule 1(a)(vi)(if and to the extent that such patents or other intellectual property is held by an affiliate of Seller, Seller shall cause such affiliate to convey such property to Purchaser);

                           (vii) all shares of capital stock of PGT-UK; and

                           (vii) all goodwill attendant to the foregoing
including, without limitation, websites, domain names, all telephone numbers, facsimile numbers, tradenames and corporate names of Seller listed in SCHEDULE 1(a)(vii), including any governmental license, approval or authorization (collectively, the "Licenses") obtained by the Seller for the conduct of the Business that is transferable by the Seller.

         The assets to be purchased as set forth in 1(a) above are in each case "AS IS, WHERE IS", meaning that except as otherwise specifically provided in this agreement, no representation is made as to their condition, value and enforceability.

                  (b) Notwithstanding anything to the contrary, the transactions contemplated hereby shall not include (i) the assets not relating to the Business and (ii) the assets set forth on SCHEDULE 1(b) ("EXCLUDED ASSETS").

                  (c) Purchaser agrees, at all times after the Closing Date, to forward all mail and other communications not relating to the assets and liabilities acquired pursuant to this Agreement to the Seller within five (5) business days of receipt.

                  (d) Purchaser will pay all sales and transfer taxes due on the purchase of Assets hereunder directly to the New Jersey State Department of the Treasury, Division of Taxation and will hold the Seller harmless from any sales tax, interest or penalty that may be assessed by reason of Purchaser's underpayment of such tax.

2.                PURCHASE PRICE; PAYMENT.
                  ------------------------

                  The purchase price for the Assets (the "Purchase Price"), shall be one million one hundred and fifty thousand U.S. dollars ($1,150,000), and shall be paid by the Purchaser according to the following schedule, first installment $287,500 on the Closing Date, second installment $287,500 6 months after the Closing Date, third installment $287,500 12 months after the Closing


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Date and the final installment $287,500 18 months after the Closing Date of a wire transfer to an account or accounts designated by Seller. The installments shall be paid by a wire transfer according to the schedule above following to the wire transfer instructions of the Seller. If any installments required to be paid by the Purchaser remain unpaid after such installment become due and payable, the Purchaser shall pay interest on such installments at an interest rate equal to 7%, provided, however, that all such installments shall be unconditionally due on the dates specified above and Seller shall be entitled to exercise any remedies it has under law or under the Security Agreement (as hereinafter defined) in the event that such payments are not made as and when due. As a security for the Purchase Price, the Purchaser will enter into a security agreement (the "Security Agreement") in form reasonably satisfactory to Seller granting a first security interest in the Assets, and shall execute any other documents and take all steps reasonably requested by Seller to permit the perfection of such security interest. The Purchaser may prepay without penalties the unpaid Purchase Price at any time during the duration of this agreement.

3.                NON-COMPETITION.
                  ----------------

         3.1 NON-COMPETITION. In consideration of the payment of the Purchase Price by the Purchaser, each of PGT and PGT-UK agrees that for the Restricted Period, it will not, directly or indirectly, (i) alone, together, or as a principal, member, agent, officer, director, stockholder, employee, consultant, advisor, or investor of any corporation, partnership or other person or entity, as applicable, directly or indirectly, engage in, or permit the use of their name by, or be connected in any manner whatsoever with any business or activity which is directly or indirectly engaged in the business of manufacturing, marketing or servicing radiation detection devices; or (ii) for itself or as a member, agent, officer, director, partner, stockholder, consultant, advisor, or investor of any corporation, partnership or other person or entity, directly or indirectly, interfere with or entice away any employee or independent contractor (whether now existing or hereafter arising) of the Seller who became employed by or contracts with Purchaser or any of its affiliates or divisions. As used herein, the "Restricted Period" shall mean the period commencing on the Closing Date and ending, in the case of (i) above, four years from the Closing Date, and in the case of (ii) above, two years from the Closing Date.

         3.2 CONFIDENTIALITY. Each of PGT and PGT-UK agrees that, from and after the date of this Agreement through and including the second anniversary of the Closing Date, it shall not at any time use for its benefit or otherwise, or communicate or make available to anyone other than the Purchaser and its affiliates and their respective directors and officers and except as may be required by law or legal process (and then only after notice to Purchaser, if practicable) any confidential information related to the Business, including, without limitation, the Purchase Price, the Customer List, computer programs, information regarding the present or future business, methods of operation or affairs of the Purchaser or any information acquired by the Purchaser in connection with the transactions contemplated hereby; provided, however, that the Seller may make available to any prospective purchaser of the Real Property in New Jersey such information regarding the Purchaser and its operations as


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

such prospective purchaser or its agents may reasonably require in connection with their investigation of such transaction. Nothing herein shall prohibit the conduct by Purchaser or Parent of any activity permitted under 3.1 above and the use of any such information in connection therewith.

4.                LIABILITIES.
                  ------------

                  (a) Except for the Assumed Liabilities (as defined below), the sale of the Assets by the Seller to the Purchaser hereunder is free and clear of all claims, liens, encumbrances, security interests and third party interests whatsoever. Without limiting the generality of the foregoing, it is understood and agreed that, except as provided in the last sentence of this Section 4, the Purchaser shall not assume and will not be responsible to pay any debts, liabilities, obligations, contracts, leases, commitments or other undertakings of the Seller, known or unknown, accrued, contingent or otherwise, as each of the foregoing shall exist on or prior to the date hereof or as the foregoing shall exist after the date hereof by reason of the Seller's acts or omissions prior to, on or after the date hereof, including, but not limited to, liabilities of the following types, all of which shall remain the sole liability and responsibility of the Seller (collectively, the "Excluded Liabilities"): (i) taxes payable by the Seller as of the Closing Date; (ii) tort liabilities; (iii) claims arising prior to the Closing Date out of actual or alleged pollution of the environment or of any Environmental Laws (as hereinafter defined); (iv) litigation, whether disclosed or undisclosed; and (v) obligations under any collective bargaining, pension or profit sharing agreement.

                  (b) Notwithstanding the foregoing it is understood and agreed that the Purchaser shall assume from and after the Closing Date (the "Assumed Liabilities"), (i) the obligation to perform the Seller's obligations under the Contracts listed in SCHEDULE 1(a)(iii) and the accounts payable listed on
SCHEDULE 4(b), in each case as such Contracts and accounts payable may be added to, terminated, paid or otherwise changed in the ordinary course of business between the date hereof and the Closing Date.

5.                BULK SALES LAWS.
                  ----------------

         The Purchaser hereby waives compliance by the Seller with the provisions of any applicable bulk sales law of any state.

6.                ALLOCATION.
                  -----------

                  (a) The Purchase Price shall be allocated among the Assets for all purposes, including all tax, tax reporting and accounting purposes as follows:

         Inventory and WIP                           $   700,000
         Personal Property                           $    49,000
         Receivables, Other                          $   400,000
         UK company shares                           $     1,000
                                                     -----------
                                    TOTAL            $ 1,150,000

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

                  (b) Such allocation of the Purchase Price to the Assets shall be binding on the Purchaser and the Seller for all tax purposes. Each of the Purchaser and the Seller will initial a complete Internal Revenue Service Form 8594 at Closing and each of them shall attach such form to its tax return for the year in which the Closing took place.

7.                SELLER'S REPRESENTATIONS AND WARRANTIES.
                  ----------------------------------------

         The Seller hereby represents and warrants to the Purchaser, which representations and warranties shall be deemed made as of the date hereof and as of the date of Closing, which shall survive the date hereof and the Closing Date for the period provided in Section 14.5 below, that:

         7.1 ORGANIZATION, GOOD STANDING, POWER, ETC. PGT is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has full corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. PGT-UK is a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom, has full corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

         7.2 CORPORATE APPROVAL: BINDING OBLIGATION. The Seller has full power and authority to enter into, perform, execute, and deliver this Agreement, and, when executed and delivered by the Seller, this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

         7.3 NO VIOLATION. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in a material breach of any provision of any material agreement to which the Seller is a party, or result in the creation of any lien, charge or encumbrance upon any of the assets of the Seller; (ii) conflict with or violate any injunction, decree, statute, rule or regulation applicable to the Seller or any of its assets; (iii) conflict with or violate any provision of the Certificate of Incorporation or By-laws of PGT or PGT-UK; or (iv) conflict with any material contract, lease, note, agreement, bond, indenture or other instrument or undertaking, whether written or oral, to which PGT or PGT-UK is a party or may be bound, which in each case would reasonably be expected to have a material adverse effect on the Assets or the Business (an "MAE").

         7.4 CONSENTS AND APPROVALS. Except as set forth in SCHEDULE 7.4, no permit, consent, approval or authorization of or filing or registration with, any public authority is necessary in connection with the execution and delivery by the Seller of this Agreement or the consummation of the transactions contemplated hereby, the failure to make or obtain which would reasonably be expected to have a MAE.

         7.5 TITLE. The Seller has good and marketable title to the Assets, and such Assets are being sold hereunder to the Purchaser free and clear of all liens (other than the Assumed Liabilities) and restrictions on or conditions to transfer or assignment.

         7.6 TAXES. The Seller shall pay when due all unpaid taxes of the Seller, as the case may be, for any period ended on or before the Closing Date except for taxes contested by Seller in good faith. For purposes hereof, "taxes" shall mean all taxes, charges, fees, levies or other assessments, including,


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

without limitation, income, gross receipts, petroleum business tax, excise, property, sales, occupation, use, recording taxes, fees and charges imposed by any federal, state or local government or agency and such terms shall further include any interest, liabilities, penalties and additions to tax thereon, provided that the Purchaser shall pay any sales tax in respect of any assets transferred by the Seller to the Purchaser at Closing.

         7.7 LITIGATION. Except as set forth on SCHEDULE 7.7, no claim, audit, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative, or appellate proceeding), or investigation pending or to the knowledge of the Seller and/or the Shareholder is threatened against or relating to the Seller or any Shareholder or any of their respective assets or any of the transactions contemplated hereby.

         7.8 EMPLOYEES AND LABOR CONTRACTS.

                  (a) Except as set forth on SCHEDULE 7.8, the Seller is not a party to any employment agreement, union contract, collective bargaining agreement, or other agreement relating to its employees which is not terminable by the Seller at will. All of the contracts and arrangements described in
SCHEDULE 7.8 are in full force and effect, and the Seller is not in default under any of them. The Seller has complied in all material respects and is in compliance in all material respects with all laws and regulations respecting employment and employment practices and has paid all payroll, social security and similar taxes except for such non-compliance which would not reasonably be expected to have an MAE; and there is no unfair labor practice complaint against the Seller pending before the National Labor Relations Board or any similar state agency.

                  (b) Except as set forth on SCHEDULE 7.8, the Seller is not a party to any pension plan or profit sharing plan or other employee benefit plan of any nature (the "Plans") including, but not limited to any plans which would constitute a "Multiemployer Plan" as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). The Seller has not, directly or indirectly, incurred any withdrawal liability with respect to a Multiemployer Plan nor does the Seller expect to incur such liability.

         7.9 ENVIRONMENTAL MATTERS.

                  (a) To Seller's knowledge, the Seller has obtained all permits, licenses, and other authorizations, if any, which are required in connection with the conduct of the Business under all federal, state or local rules, regulations and laws (collectively, the "Environmental Laws") relating to pollution or protection of the environment, including Environmental Laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, groundwater, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes except where the failure to obtain any such permit, license or other authorization would not reasonably be expected to have an MAE.

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

                  (b) The Seller is in compliance with the terms of the Partial Consent Decree dated January 28, 2004 and entered on September 29, 2004 in the United States District Court for the District of New Jersey in UNITED STATES OF AMERICA AND NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION; ACTING ADMINISTRATOR, NEW JERSEY SPILL COMPENSATION FUND; AND COMMISSIONER, NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION AS TRUSTEE FOR NATURAL RESOURCES V. PRINCETON GAMMA-TECH, INC., ET AL., Civil Action No. 91-809 (AET) except where the Seller's failure to comply would not reasonably be expected to have an MAE.

                  (c) Except as set forth on SCHEDULE 7.9 (c), to Seller's knowledge, there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or, to the knowledge of the Seller and the Shareholder threatened against the Seller in connection with the conduct of the Business relating in any way to the Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

                  (d) BANKRUPTCY. The Seller has never been the subject of a petition, whether voluntary or involuntary, under Chapter 11 of the United States Bankruptcy Code, as amended from time to time.

8.                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
                  ------------------------------------------------

         The Purchaser represents and warrants to the Seller, which representations and warranties shall be deemed made as of the date hereof and the Closing Date, and which shall survive the date hereof and the Closing Date for the period provided in Section 14.5, that:

         8.1 CORPORATE STATUS OF THE PURCHASER. The Purchaser is a corporation duly formed, and is now validly existing and in good standing under, the laws of the State of California with full power to own, lease and operate its property and carry on its business as now presently conducted and as contemplated to be conducted after the Closing Date.

         8.2 CORPORATE APPROVAL; BINDING OBLIGATION. The Purchaser has full power and authority to enter into, perform, execute, and deliver this Agreement, and, when executed and delivered by such Purchaser, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

         8.3 CONSENTS AND APPROVAL OF GOVERNMENTAL AUTHORITIES. No permit, consent, approval or authorization of, or declaration, filing or registration with, or the giving of notice to, any public body or authority or any other person, firm or entity is necessary in connection with the execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated herein.

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

         8.4 NO VIOLATION. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in a material breach of any provision of any material agreement to which the Purchaser is a party, or result in the creation of any lien, charge or encumbrance upon any of the assets of the Purchaser; (ii) conflict with or violate any injunction, decree, statute, rule or regulation applicable to the Purchaser or any of its assets; (iii) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Purchaser; or (iv) conflict with any material contract, lease, note, agreement, bond, indenture or other instrument or undertaking, whether written or oral, to which the Purchaser is a party or may be bound, which in each case would reasonably be expected to prevent or delay the Closing.

         8.5 FINANCING CAPABILITIES. The Purchaser has arranged the necessary funds for the first installment payment of the Purchase Price and has the capability to make the subsequent installment payments as described in the
Section 2 hereof.

9.                COVENANTS OF THE PARTIES.
                  -------------------------

         9.1 OBTAINING CONSENTS. The Purchaser and Seller will cooperate to make promptly all filings and applications, to give all notices and to obtain all governmental and other consents necessary for the consummation of this transaction, including but not limited to any application which may be required in connection with the transactions contemplated hereby under the New Jersey Industrial Site Recovery Act.

         9.2 FURTHER ASSURANCES. From and after the Closing Date, each party to this Agreement shall, at any time and from time to time, at Purchaser's expense, make, execute and deliver, or cause to be filings and other instruments, agreements, consents and assurances, and take or cause to be taken all such actions as counsel for the other party may reasonably request to effectuate the transactions contemplated by this Agreement.

         9.3 CONDUCT OF BUSINESS. From the date hereof until the Closing Date, the Seller shall conduct the Business in the ordinary course and will preserve the business, operations and goodwill of the Business and the relationships with third parties maintained by the Seller. Without the prior written consent of the Purchaser, from the date hereof until the Closing Date, the Seller shall not do any of the following acts:

                  (a) enter into or amend any employment agreement or employee benefit plan with any of the officers, employees, consultants or agents of the Seller;

                  (b) sell, mortgage, pledge or subject to Liens any of the Assets, or otherwise dispose of or encumber, any of the Assets except in the ordinary course of business;

                  (c) merge or consolidate with, or agree to merge or consolidate with, or purchase or agree to purchase, all or substantially all of the assets of, or otherwise acquire, any corporation, partnership or other business organization;

                  (d) engage in any transactions, or make any commitment or enter into any contract, affecting the Business or the Assets not in the ordinary course of business consistent with past custom and practice;

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

                  (e) amend, modify, terminate or otherwise relinquish any material rights in connection with any of the Contracts other than in the ordinary course of business;

                  (f) adopt any change in its accounting methods or practices;

                  (g) enter into a real estate lease contract;

                  (h) incur capital expenditure in excess of $10,000; provided, however, that in the event Seller reasonably determines that any such capital expenditure is reasonably necessary on an emergency basis for the safety of persons or the protection of the Assets, Seller may incur such capital expenditure, which cost shall be added to the final installment of the Purchase Price payable hereunder, and in all events Seller shall promptly inform Purchaser of any such capital expenditure; or

                  (i) increase the compensation payable or to become payable to any of the employees of Seller, except as required by law; or

                  (j) agree, whether or not in writing, to do any of the foregoing.

         9.4 INVESTIGATIONS. Purchaser acknowledges that it has had adequate opportunity to become familiar with the Business, to review books and records thereof and to speak with employees of the Seller. Notwithstanding the foregoing, prior to the Closing Date the Seller will upon request afford authorized representatives of the Purchaser reasonable access to the Seller and its employees in a manner not materially interfering with the operation of the Business.

         9.5 NOTIFICATION OF CERTAIN MATTERS. The Seller and the Purchaser shall give prompt notice to each other of the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any of their respective representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect any time from the date hereof to the Closing Date.

         9.6 SUPPLEMENTS TO EXHIBITS. The Seller will deliver to the Purchaser, as soon as possible after the Seller becomes aware thereof, but not later than 24 hours prior to the Closing, supplemental information updating the information set forth in the Schedules hereto, so that such Schedules supplemented by such information will be true, accurate and correct as of the Closing Date as if then made.

         9.7 EMPLOYEES. Purchaser shall offer beginning immediately after the Closing employment to all employees currently employed by Seller in the Business as identified on Schedule 9.7 hereto on terms not materially less favorable to such employees as currently applicable, and shall assume responsibility for any accrued vacation and sick pay for such employees; PROVIDED, HOWEVER, that nothing herein shall be construed to convert any at-will employment with Seller to employment for any specific length of time with Purchaser. The Purchaser shall also at the Closing become the sponsor of the Seller's Section 401(k) plan.

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

         9.8 CHANGE OF NAME. After the Closing the Seller shall change its name to eliminate the words "Princeton Gamma-Tech".

         9.9 LEASE ASSIGNMENT AND PROMISSORY NOTE. At Closing Purchaser and Seller shall enter into an assignment of the Lease in form reasonably satisfactory to the Seller (the "Lease Assignment") and the Purchaser shall execute a promissory note in form reasonably satisfactory to Seller requiring the payment of the unpaid portion of the Purchase Price as and when provided in this Agreement.

         9.10 TAX LOSS. To the extent permitted by applicable law and to the extent possible without Seller incurring material expense, Seller shall permit Purchaser to acquire the benefit of any tax loss of Seller's operating business from January 1, 2005 until the Closing Date; provided, however, that Seller makes no representation or warranty as to whether Purchaser shall be entitled to any such benefit.

10.               CLOSING.
                  --------

         The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at such time and place as the parties hereto shall mutually agree, currently targeting to February 7, 2005, after the satisfaction of the conditions to closing of the parties as set forth in Sections 11 and 12 hereof but, except as set forth herein, in no event shall the Closing occur later than February 28, 2005.

11.               CONDITIONS TO OBLIGATIONS OF THE PURCHASER TO CONSUMMATE THE
                  ------------------------------------------------------------
TRANSACTION
-----------

         The obligations of the Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction, or the waiver in writing by the Purchaser, on or prior to the Closing, of the following conditions:

         11.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH COVENANTS. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all respects on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date and all of the agreements of the Seller to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed. The Purchaser shall have received a certificate, dated the Closing Date, signed by an appropriate officer of the Seller, certifying that the conditions specified in this Section 11.1 have been fulfilled.

         11.2 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the business, operations, assets, condition (financial or otherwise), or results of operations of the Seller since the date of this Agreement and the Purchaser shall have received a certificate, dated the Closing Date, signed by an appropriate officer of the Seller certifying to such effect.

         11.3 NO PROCEEDING OR LITIGATION. No inquiry, action or proceeding shall have been instituted to restrain or prohibit or materially interfere with the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

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

         11.4 BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT, ETC. The Seller shall have delivered to the Purchaser the Bill of Sale and Assignment and Assumption Agreement annexed hereto as EXHIBIT A, duly executed by the Seller. The Seller shall also have delivered to the Purchaser assignments of the patents and trademarks set forth on Schedule 1(a)(vi) and endorsed certificates of title for the owned vehicles described in Schedule 1(a)(iv).

         11.5 CONSENTS. All consents and approvals, if any, necessary to the consummation of the transactions contemplated hereby shall have been obtained.

         11.6 LEASE AND LEASE ASSIGNMENT. The Seller shall have entered into the Lease and fulfilled any obligations of the tenant that are conditions to the effectiveness thereof, and shall have entered into the Lease Assignment and fulfilled any obligations of the assignor that are conditions to the effectiveness thereof.

         11.7 BOARD OF DIRECTORS APPROVAL. Seller's board of directors shall have approved the transactions contemplated by this Agreement.

12.               CONDITIONS TO OBLIGATIONS OF THE SELLER TO CONSUMMATE THIS
                  ----------------------------------------------------------
TRANSACTION

         The obligations of the Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction, or the waiver in writing by the Seller, on or prior to the Closing, of the following conditions:

         12.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH COVENANTS. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date and all of the agreements of the Purchaser to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed. The Seller shall have received a certificate, dated the Closing Date, signed by an appropriate officer of the Purchaser, certifying that the conditions specified in this Section 12.1 have been fulfilled.

         12.2 NO PROCEEDING OR LITIGATION. No inquiry, action or proceeding shall have been instituted to restrain, prohibit or materially interfere with the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

         12.3 THE PURCHASE PRICE. The Purchaser shall have delivered to the Seller the first installment of the Purchase Price, in accordance with Section 2 hereof.

         12.4 AGREEMENTS. The Purchaser shall have delivered to the Seller the Bill of Sale and Assignment and Assumption Agreement annexed hereto as EXHIBIT A, duly executed by the Purchaser.

         12.5 LEASE AND LEASE ASSIGNMENT . The Purchaser shall have entered into the Lease Assignment and fulfilled any obligations of the assignee that are conditions to the effectiveness thereof.

         12.6 NOTICE TO MINORITY SHAREHOLDER. The Seller shall have informed the Minority Shareholder and shall not have received any communication opposing the contemplated transaction within the time permitted under the Shareholder's Agreement.

         12.7 SECURITY AGREEMENT. The Purchaser shall have executed and delivered the Security Agreement.

         12.8 PROMISSORY NOTE. The Purchaser shall have executed and delivered the Promissory Note.

13.               TERMINATION PRIOR TO CLOSING.
                  -----------------------------

         13.1 TERMINATION BY THE PURCHASER. This Agreement may be terminated by the Purchaser, in its sole discretion, upon the occurrence of any of the following before the Closing Date:

                  (a) The Seller's representations and warranties contained herein shall have been incorrect or inaccurate in any material respect;

                  (b) The Seller shall fail to meet any of its material obligations pursuant to this Agreement, provided that the Purchaser will notify the Seller of such failure and the Seller shall have 10 business days to cure the same; or

                  (c) Any condition precedent to the Purchaser's obligations hereunder shall not be satisfied and such condition is not waived by the Purchaser at or prior to Closing Date; or

                  (d) All of the conditions to the Purchaser's obligation to close shall have been satisfied and the Seller shall fail to close by February 28, 2005.

         13.2 TERMINATION BY THE SELLER. This Agreement may be terminated by the Seller, in its sole discretion, upon the occurrence of any of the following before the Closing Date:

                  (a) The Purchaser's representations and warranties contained herein shall have been incorrect or inaccurate in any material respect when made;

                  (b) The Purchaser shall fail to meet any of its material obligations pursuant to this Agreement, provided that the Seller will notify the Purchaser of such failure and the Purchaser will have 10 business days to cure the same; or

                  (c) Any condition precedent to the Seller's obligations hereunder shall not be satisfied and such condition is not waived by Seller at or prior to the Closing Date; or

                  (d) All of the conditions to the Seller's obligation to close shall have been satisfied and the Purchaser shall fail to close by February 28, 2005.

         13.3 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated by the mutual agreement of the parties hereto evidenced in writing.

         13.4 SPECIFIC PERFORMANCE. Any termination pursuant to this Section 13 shall be without prejudice to the terminating party's rights and remedies under this Agreement by reason of any violation of this Agreement occurring prior to such termination.

14.               INDEMNIFICATION
                  ---------------

         14.1 INDEMNIFICATION BY THE SELLER. From and after the date hereof, the Seller agrees to indemnify and save and hold harmless the Purchaser, its officers, directors, shareholders, agents, successors, assigns and affiliates (collectively, the "Purchaser Indemnified Parties") from, against, for and in respect of any and all damages, losses, obligations, liabilities, deficiencies, costs, expenses, including, without limitation, interest, penalties, reasonable attorneys' fees and reasonable amounts paid in investigation, defense and/or settlement suffered, sustained, incurred or required to be paid by any of the Purchaser Indemnified Parties by reason of, or in connection with, or arising out of any demand, claim, suit, action, investigation or proceeding by any person or entity not a party to this Agreement with respect to: (i) the Excluded Liabilities; (ii) the conduct of the Business prior to the Closing Date; (iii) the breach of any representation or warranty of the Seller, or any of them, in this Agreement; or (iv) any untrue statement or alleged untrue statement contained in any certificate, schedule, exhibit, instrument or paper delivered or to be delivered by the Seller in connection with the transactions herein contemplated ((i) through (iv), the "Purchaser Losses"); PROVIDED, HOWEVER, the Seller shall have no liability under this Section 14.1 unless and until the aggregate of all Purchaser's Losses exceeds $50,000 in which event Seller shall be liable for all Purchaser's Losses in excess of such amounts. Notwithstanding the foregoing, the Seller's liability with respect to this Section 14.1 shall be limited to the Purchase Price. In case the Seller ceases to exist, an appropriate guarantee acceptable to the Purchaser shall be issued by any company receiving substantially all the assets and liabilities of Seller, or, at Seller's option, a bank guarantee in lieu of such guarantee, in either case, however, not to be unreasonably disapproved by the Purchaser and agreed in writing between the Parties.

         14.2 INDEMNIFICATION BY THE PURCHASER. The Purchaser hereby agrees to indemnify and save and hold harmless the Seller, its officers, directors, agents and affiliates (collectively, the "Seller Indemnified Parties") from, against, for and in respect of any and all damages, losses, obligations, liabilities, deficiencies, costs, expenses, including, without limitation, interest, penalties, reasonable attorney's fees and reasonable amounts paid in investigation, defense and/or settlement, suffered, sustained, incurred or required to be paid by any of the Seller Indemnified Parties by reason of, or in connection with, or arising out of any demand, claim, suit, action, investigation or proceeding by any person or entity not a party to this Agreement with respect to: (i) the Assumed Liabilities; or (ii) conduct of the Business post-closing; or (iii) the breach of any representation, warranty or of the Purchaser in this Agreement or the non-fulfillment of any covenant or undertaking of the Purchaser in this Agreement .

         14.3 CLAIMS AND LITIGATION. For purposes of Sections 14.3 and 14.4, the Seller indemnitors and the Purchaser indemnitors shall be referred to, in each case as applicable, as "the Indemnifying Parties" and the Seller Indemnified Parties and the Purchaser Indemnified Parties shall be referred to, in each case as applicable, as the "Indemnified Parties". In the event that any person or entity not a party to this Agreement shall make any demand or claim, or file or threaten to file any lawsuit, which demand, claim or lawsuit may result in any liability, damage or loss to any of the Indemnified Parties for which such Indemnified Party may seek indemnity from the Indemnifying Parties hereunder, then, the Indemnified Party shall give prompt written notice to the Indemnifying Parties of such demand, claim or lawsuit, and the Indemnifying Parties shall have the option at their cost and expense, to control the defense of any such demand, claim or lawsuit; provided, that (i) the Indemnified Parties shall reasonably approve Indemnifying Parties' selection of counsel to defend such demand, claim or lawsuit, (ii) the Indemnified Parties are allowed to participate in such defense at their own cost and expense, and (iii) no settlement of any demand, claim or lawsuit may be made without the prior written consent of the Indemnified Parties but if such a demand, claim or lawsuit can be settled by payment of money and consent is withheld, the indemnitor's liability is limited to the amount of the settlement. The Indemnified Parties will cooperate in the defense of such demands, claim or lawsuit, at the expense of the Indemnifying Parties.

         14.4 MAKING OF CLAIMS. A claim for indemnity pursuant to this Section 14 may only be made by an Indemnified Party by written notice to the Indemnifying Party. Such prompt written notice shall set forth in reasonable detail the basis upon which such claim for indemnity is made.

         14.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; OTHER CLAIMS. The representations and warranties of the Purchaser and the Seller contained in this Agreement or in any other agreement, certificate or other instrument delivered by the Seller or the Company pursuant to this Agreement shall survive the Closing until the second anniversary of the Closing Date. No claim for indemnification with respect to any matters arising under this Agreement may be brought by either party after the second anniversary of the Closing Date.

         14.6 EXCLUSIVE REMEDY. Each of the parties hereto agrees that, from and after the Closing, its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement and the transactions contemplated hereby shall be (a) indemnification pursuant to this Article 14, or
(b) specific injunctive relief or declaratory relief if a court of competent jurisdiction, and each party hereby waives all other relief and remedies with respect thereto, including, without limitation, the right of rescission; provided, however, that nothing in this Section 14.6 shall apply to any claims of Seller or Purchaser as assignor and assignee, respectively, which may arise under the Lease Assignment after the Closing.

15.               MISCELLANEOUS
                  -------------

         15.1 ENTIRE AGREEMENT. The parties hereto agree that all understandings and agreements heretofore made between them with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement with respect to the subject matter hereof. There are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, among the parties hereto, other than as set forth in this Agreement. All prior agreements among the parties with respect to the subject matter hereof are superseded by this Agreement, which integrates all promises, agreements, conditions and understandings among the parties with respect to the Assets.

         15.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. By written notice to the Seller, at any date Purchaser shall have the right to assign all of its rights and obligations under this Agreement to an affiliated company, subject to a written consent by the Seller, not to be unreasonably withheld. By written notice to the Purchaser, at any date Seller shall have the right to assign all of its rights and obligations under this Agreement subject to a written consent by the Purchaser, not to be unreasonably withheld. In case the Purchaser wishes to assign all of its rights and obligations under this Agreement to an unaffiliated party, a written consent is required from the Seller, which will not to be unreasonably withheld.

         15.3 IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         15.4 MODIFICATION. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto.
         15.5 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and sent by registered or certified mail, postage prepaid, or sent by recognized overnight courier service.

         If to the Purchaser, to:        Princeton Gamma-Tech Instruments, Inc.
                                         1026 Route 517
                                         Rocky Hill, New Jersey 08533
                                         Attention: President

         If to the Seller, to:           Princeton Gamma-Tech, Inc
                                         c/o Kalle Luoto, Esq.
                                         General Counsel
                                         Outokumpu Oyj
                                         Riihitontuntie #7D
                                         FIN-02201
                                         Espoo, Finland
         with a copy to:                 Moses & Singer LLP
                                         1301 Avenue of the Americas
                                         New York, New York 10019
                                         Attn:  John B. Madden, Jr., Esq.

or at such other address for a party as shall be specified by like notice. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fifth day after the day it is so placed in the mail. Any notice which is addressed and sent by air-courier in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the second day after the day it is delivered to such air-courier.

         15.6 GOVERNING LAW. The parties hereby agree that this Agreement shall be construed, enforced and governed by the laws of the State of New York without regard to applicable principles of conflict of laws.

         15.7 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

         15.8 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

         15.9 CONSENTS, ETC. TO BE IN WRITING. Wherever, in this Agreement, reference is made to the agreement, approval, consent, decision, determination, election or request by a party or parties hereto, the same must be in writing.

         IN WITNESS WHEREOF, each of the parties hereto has signed this Agreement in counterparts all as of the date first above written.

                                       PRINCETON GAMMA-TECH, INC.


                                       By:
                                           -------------------------------------
                                           Name: Chris Cox
                                           Title:    President

                                       PRINCETON GAMMA-TECH (UK), LTD.

                                                By:  Princeton Gamma-Tech, Inc.,
                                                     Sole Shareholder


                                                By:
                                                    ----------------------------
                                                    Name:  Chris Cox
                                                    Title: President

                                       PRINCETON GAMMA-TECH INSTRUMENTS, INC.




                                       By:
                                           -------------------------------------
                                           Name: Juhani Taskinen
                                           Title: President

                                   SCHEDULE A
                                   DEFINITIONS
                                   -----------

         "AFFILIATE" means, when used with reference to a specified party, (i) any entity that, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified party, and (ii) any entity of which the specified party is, directly or indirectly, the owner of an equity interest of ten (10) percent or more.

         "Customer" shall mean any person, firm or corporation which has purchased services from Seller with respect to the Business in the period one year prior to Closing.

         "Customer List" shall mean collectively all business records which contain the names and addresses of all Customers of the Business as of the Closing Date, together with all related credit, service and delivery information in Seller's possession or control including original documents for all applications, service contracts, credit applications, installation contracts, warranties and related or similar documents.

                               SCHEDULE 1 (a)(iii)
                             LICENSES AND CONTRACTS
                             ----------------------


SOFTWARE LICENSES:
------------------

Microsoft Studio 6 Development Environment
Microsoft Visual Source Safe
Infragistics VB tools
AutoCad Package
Protel Cad Package
Mentor/Pads Cad Package
RiscWatch/RiscTrace Emulator
Beacon Emulator
Xilinx ISE Development Environment and ModelSim
Altera MaxPlus 10 Development Environment
Mod 5272/5282 Development Environment


HARDWARE AGREEMENTS:
--------------------

SBIR agreement with Physical Sciences Inc for sale of Multi-Element Array
Detectors: 1% royalty fee on each Multi-element detector sale that uses technology developed in the SBIR.

Cross License Agreement with OY IMIX AB, Finland, to use IMIX name.

Unsigned "working document" agreement between PGT and Berkeley Nucleonics for the sale of the SAM-935 unit. BNC places blanket purchase orders at approximately six month intervals.

SALES REPRESENTATIVE/AGENCY AGREEMENTS WITH THE FOLLOWING COMPANIES:
--------------------------------------------------------------------

---------------------------------- ---------------------------- ---------------------------- --------------------
COMPANY                            TERRITORY                    PRODUCT LINE                 COMMENTS
---------------------------------- ---------------------------- ---------------------------- --------------------
Phoenix Scientific                 South East USA               Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Scientific Instrument Sales        Mid West USA                 Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Seltech                            West USA                     Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Lab Impex                          Europe                       Detector Systems             No written
                                                                                             agreement
---------------------------------- ---------------------------- ---------------------------- --------------------
Amale                              Near East and Mid East       Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Raytech Corporation                Japan                        Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Niki Glass Company                 Japan                        Detector Systems             Unsigned copy only
---------------------------------- ---------------------------- ---------------------------- --------------------
Toyo Medic                         Japan                        Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Fotometric Instruments             Romainia                     Detector Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Scientific Systems Sales Corp      Mid Atlantic coast, USA.     Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
X-ray Pro                          Scandinavia                  Microanalysis Systems        No written
                                                                                             agreement
---------------------------------- ---------------------------- ---------------------------- --------------------
Synergie-4                         France                       Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
J.J. Bos                           Benelux countries            Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Microbeam                          Spain & Portugal             Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Uni-Export                         Russia                       Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Servis Uni-Export                  Czech Republic               Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Uni-Export Instruments Ltd.        Poland                       Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Semtech Instruments Co.            China                        Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Instrulab Scientific               Malaysia                     Microanalysis Systems        No written
                                                                                             agreement
---------------------------------- ---------------------------- ---------------------------- --------------------
Spectronix Comercio e
Representacoes Ltda.               Brazil                       Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Toshniwal Bros (SR) Pvt Ltd.       India                        Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Holgate Scientific Pty Ltd         Australia                    Microanalysis Systems
---------------------------------- ---------------------------- ---------------------------- --------------------
Alphatech Systems                  New Zealand                  Microanalysis Systems        No written
                                                                                             agreement
---------------------------------- ---------------------------- ---------------------------- --------------------

                                SCHEDULE 1(a)(iv)
                                PERSONAL PROPERTY
                                -----------------


U.S. VEHICLES - OWNED
---------------------

2000 Ford Taurus

LEASED
------

2002 Chrysler Voyager
2003 Ford Taurus
2003 Ford Taurus
2004 Ford Taurus


U.S. PHONE SYSTEM
-----------------

Mitel Digital PBX System purchased at the end of the lease in October 2003. The components/accessories also include the routers/related components for PGT's internet connection.

                                SCHEDULE 1(a)(v)
            ACCOUNTS RECEIVABLE AND JUDGMENTS AS AT DECEMNER 31, 2004
            ---------------------------------------------------------



--------------------------------------------------------------------------------

Broken down as follows:

Princeton A/R                                                $      1,389,010
 allowance for bad debts                                     $        (24,893)

PGT UK A/R                                                   $        139,703
   ( L73,143)

Less-
Intra-company
                                      USA due from UK        $       (215,560)
                                      UK due from USA        $            (44)

Consolidated receivables                                     $      1,288,216
                                                            -------------------

                                                    SCHEDULE 1(a)(vi)
                                            PATENTS AND INTELLECTUAL PROPERTY
                                            ---------------------------------

------------------ ---------------------------------------- --------- -------------- ------------- ----------
US Patent #        Title                                    Date      Inventor       Assignee      Status
------------------ ---------------------------------------- --------- -------------- ------------- ----------
4,825,388          Apparatus and method for processing      4-25-89   Daily et al    PGT           Lapsed
                   digital images.
------------------ ---------------------------------------- --------- -------------- ------------- ----------
5,349,193          Highly sensitive nuclear spectrometer    9-20-94   Mott et al     PGT           Current
                   apparatus and method.
------------------ ---------------------------------------- --------- -------------- ------------- ----------
5,393,982          Highly sensitive nuclear spectrometer    2-28-95   Mott et al     PGT           Current
                   apparatus and method.
------------------ ---------------------------------------- --------- -------------- ------------- ----------
5,608,222          Analog to digital conversion technique   3-4-97    Hardy          PGT           Current
                   for spectroscopy.
------------------ ---------------------------------------- --------- -------------- ------------- ----------


-------------------------- ------------------------------------------ ----------- ------------- --------------
US Trade Mark #            Mark                                       Date        Assignee      Status
-------------------------- ------------------------------------------ ----------- ------------- --------------
1,781,134                  IMAGIST                                    7-13-93     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
1,882,843                  PRISM                                      3-7-95      PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
1,970,614                  IMIX                                       4-23-96     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
2,402,241                  AVALON                                     11-7-00     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
2,805,220                  MICROIMAGE                                 1-13-04     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
2,768,545                  EXCALIBUR                                  9-30-03     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
1,451,912                  IMAGE MATH                                 12-8-86     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
1,451,915                  IMAGECRAFT                                 12-8-86     PGT           Current
-------------------------- ------------------------------------------ ----------- ------------- --------------
                           IMAGE MASTER                               5-31-04     PGT           Pending
-------------------------- ------------------------------------------ ----------- ------------- --------------



Other  Intellectual Property:

-------------------------------------- ----------------------------------- -----------------------------------
Property                               Application                         Documentation
-------------------------------------- ----------------------------------- -----------------------------------
"Quiet-One" anti-microphonic           Nuclear and X-ray detectors         ISO procedures
technique.
-------------------------------------- ----------------------------------- -----------------------------------
Crystal processing procedures          Nuclear and X-ray detectors         ISO procedures
-------------------------------------- ----------------------------------- -----------------------------------

                               SCHEDULE 1(a)(vii)
        LICENSES, WEBSITES, TELEPHONE NUMBERS, DOMAIN NAMES & TRADENAMES
        ----------------------------------------------------------------

TRADE NAMES
-----------

Princeton Gamma-Tech
Avalon
Spirit
PGT


WEBSITE
-------

WWW.PGT.COM


TELEPHONE NUMBERS
-----------------

609.924.7310
800.229.7484

                                  SCHEDULE 1(b)
                                 EXCLUDED ASSETS
                                 ---------------


1. The Seller's interests in any leased real property, including but not limited to the land and building leased by the Seller at 1026 Route 518, Rocky Hill, New Jersey 08553 (except to the extent Purchaser acquires rights thereto pursuant to the Lease).

2.       All cash or bank accounts of PGT.

                                  SCHEDULE 4(b)
                                  -------------
                    ACCOUNTS PAYABLE AS AT DECEMBER 31, 2004
                    ----------------------------------------
                            PRINCETON GAMMA TECH INC







--------------------------------------------------------------------------------

              Accounts payable    total reported   $499,058
              ------------------------------------------------------------------

              Broken down as follows:

              Princeton A/P                                          $  209,706
              Princeton clearing                                     $  146,269
                (including 42,843 due to Outokumpu on environmental matters)

              PGT UK                                                 $  313,611

              Less-  Intra-company
                                                    USA due to UK    $      (45)
                                                    UK due to USA    $ (224,677)

               Net trade payables                                    $  444,864
                                                                     -----------
              Commissions payable                                    $   54,194
                reps & employees ( USA)

              Total consolidated payables                            $  499,058
                                                                     -----------

                                  SCHEDULE 7.4
                                  ------------
                              CONSENTS AND FILINGS
                              --------------------


1. Notice to be provided to the New Jersey Department of Environmental Protection in connection with Section 14(b) of the Partial Consent Decree with Princeton Gamma-Tech, Inc. dated July 28, 2004 in UNITED STATES OF AMERICA AND NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION; ACTING ADMINISTRATOR, NEW JERSEY SPILL COMPENSATION FUND; AND COMMISSIONER, NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION AS TRUSTEE FOR NATURAL RESOURCES V. PRINCETON GAMMA-TECH, INC., ET AL., Civil Action No. 91-809 (AET).

2. Filing under the New Jersey Industrial Site Recovery Act in connection with the sale of the business and the leasing of the New Jersey real property.

                                  SCHEDULE 7.7
                                  ------------
                                   LITIGATION
                                   ----------


HILTON REALTY CO. V. PRINCETON GAMMA-TECH, INC., Superior Court of New Jersey, Somerset County, Docket No. Som-L-2127-96

1996 action to compel PGT to discontinue use (under an easement agreement) of the septic system located on Hilton Realty property and to hook up to a sewer pumping station. Hilton Realty seeks partial reimbursement of costs associated with building the sewer pumping station.

PGT has discontinued use of the septic system and hooked up to the sewer pumping station. Hilton Realty has received partial reimbursement ($26,000) of costs through Montgomery Township by a payment made by PGT. A new easement agreement is pending confirmation of survey drawings presented to Hilton Realty.

                                  SCHEDULE 7.8
                                  ------------

                               EMPLOYEE CONTRACTS
                               ------------------


July 22, 2004 contract with Christopher E. Cox, President

December 5, 2001 contract with Michael Repko - product development in the Engineering Department


                                  PENSION PLAN
                                  ------------


Prudential 401K Retirement Plan

                                SCHEDULE 7.9 (c)
                                ----------------

                       COMPLIANCE WITH ENVIRONMENTAL LAWS
                       ----------------------------------


3. Notice to be provided to the New Jersey Department of Environmental Protection in connection with Section 14(b) of the Partial Consent Decree with Princeton Gamma-Tech, Inc. entered September 29, 2004 in UNITED STATES OF AMERICA AND NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION; ACTING ADMINISTRATOR, NEW JERSEY SPILL COMPENSATION FUND; AND COMMISSIONER, NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION AS TRUSTEE FOR NATURAL RESOURCES V. PRINCETON GAMMA-TECH, INC., ET AL., Civil Action No. 91-809 (AET).

                                                      SCHEDULE 9.7
                                                      ------------
                                                        EMPLOYEES
                                                        ---------

---------------------------------------------------------------------------------------------------------------
 Dept #  Emp #      Employee Names                         Job Titles                         Date of Hire
---------------------------------------------------------------------------------------------------------------
  100     224   Cox, Christopher      President                                                 03.01.99
  100     220   Kiefer, Linda         Executive Assistant                                    04/19/1999 (R)
  100     101   Parsell, Laraine      Director of Human Resources & Corp. Admin. (S)            06.09.86
---------------------------------------------------------------------------------------------------------------
  120     081   Huber, Dennis         MIS Manager                                               12.29.80
  120     211   Perez-Gonzalez, Joan  Junior Accountant/Shipping & Receiving Admin              03.01.99
  120     108   Sargent, Doug         Controller (T)                                          10/06/86 (R)
---------------------------------------------------------------------------------------------------------------
  200     254   Brezina, Marie        Technical Writer & Advertising                            05.01.01
  200     096   Friel, John           Technical Director                                        03.01.86
  200     233   Kartelias, Anthy      Sales Administrator                                       05.15.00
  200           Donald Becker         Microanalysis Sales and OEM Manager                       02.07.05
---------------------------------------------------------------------------------------------------------------
  200     068   Skinner, Doug         Microanalysis Business Unit Vice President                05.03.76
---------------------------------------------------------------------------------------------------------------
  210     274   Brandom, Robert       Northeast Sales Manager                                   06.01.04
  210     129   Green, Bob            Southeast Sales Manager                                   10.24.88
  210     144   Hollaar, Alan         Farwest Sales Manager                                     09.24.90
  210     265   Kelsey, Mark          Midwest Sales Manager                                     11.12.01
---------------------------------------------------------------------------------------------------------------
  230     073   Juzwak, Ted           Applications Manager                                      06.30.80
  230     118   Kartelias, Tom        Applications Engineer                                     05.02.88
---------------------------------------------------------------------------------------------------------------
  290     055   Carpenter, David      Electronic Technician                                     05.29.79
  290     094   Daniel, Mike          Field Support Engineer                                    03.18.85
  290     087   Girvin, Janice        Administrative Mgr/Nuclear Products Sales Mgr             10.17.83
  290     262   Goodwyn, John         Field Support Engineer                                    10.15.01
  290     116   Romalino, Ken         Field Support Engineer                                    03.07.88
  290     260   Santarsiero, Nick     Field Support Engineer                                   10/01/01(R)
  290     071   Santitoro, Bob        Customer Support Manager                                  03.10.80
  290     076   Trakowski, Ron        Field Support Engineer                                    08.25.80
  300     275   Varall, Rich          Detector Systems Sales & Marketing Manager              07/06/04 (R)
---------------------------------------------------------------------------------------------------------------
  400     271   Clarke, Jeff          Sr. Software Engineer                                     04.21.03
  400     264   McIntyre, Ray         Sr. Hardware Engineer                                     10.22.01
  400     205   Nelson, Greg          Sr. Firmware Engineer                                     12.01.98
  400     218   Repko, Michael        Engineering Manager/ISO Rep                               03.23.99
  400     237   Tomenchok, Rob        Sr. Software Engineer                                     05.15.00
  400     098   Wallmark, Toby        Sr. Software Engineer                                     03.31.86
---------------------------------------------------------------------------------------------------------------
  410     136   Moshey, Ed            Sr. Mechanical Design Engineer                            01.08.90
  410     273   Song, Yongwei         Detector Development Engineer                             05.10.04
---------------------------------------------------------------------------------------------------------------
  510     099   Gater, Scott          Detector Production Technician                            05.12.86
  510     062   Jennings, Wayne       Nuclear Detector Production Supervisor                    02.03.75
---------------------------------------------------------------------------------------------------------------
  520     172   Canfield, Rich        Sr. Detector Technician                                   01.04.94
  520     187   Kuliczkowski, Ted     Microanalysis Detector Production Supervisor              09.22.86
  520     064   Labella, Larry        Detector Production Technician                          08/01/00 (R)
  520     111   Santitoro, Ken        Detector Production Technician                            04.14.87
---------------------------------------------------------------------------------------------------------------
  530     056   Cerenzia, Frank       Manufacturing Engineer/QA Manager                         11.08.76
  530     082   Cwalina, Joe          Production Manager                                        03.03.81
  530     065   Legall, Claude        Sr. Assembler/Electronic Technician                     08/25/03 (R)
  530     276   McCann, Brian         Quality Assurance Technician                            10/25/04 (R)
  530     085   Wismer, David         Electronic Technician                                     07.19.82
---------------------------------------------------------------------------------------------------------------
  550     072   Amos, Bob             Product & Inventory Control Manager                       06.02.90
  550     061   Bennett, Darlene      Sr. Stockroom Clerk                                       10.30.78
  550     053   Britt, Ben            Shipping/Receiving Supervisor/MIS Support               11/01/87 (R)
  550     063   Kianka, Larry         Manufacturing Vice President                              06.13.73
---------------------------------------------------------------------------------------------------------------
                                                                                              (R) - Rehired
                                                          -30-


                                      ENGLAND Employees

----------- ------- --------------------- --------------------------------------------------- ---------------------
  Dept#                     Name                              Job Title                           Date of Hire
----------- ------- --------------------- --------------------------------------------------- ---------------------
160                 David Gittens         General Manager                                     June 1991
----------- ------- --------------------- --------------------------------------------------- ---------------------
160                 Jane Madison          Secretary                                           October 2000
----------- ------- --------------------- --------------------------------------------------- ---------------------
160                 Doug Lock             Sales Engineer                                      September 1995
----------- ------- --------------------- --------------------------------------------------- ---------------------
160                 Ian Maxwell           Service Manager                                     June 1991
----------- ------- --------------------- --------------------------------------------------- ---------------------
160                 Kevin Watson          Service Technician                                  June 1993
----------- ------- --------------------- --------------------------------------------------- ---------------------


                              TERMINATION AGREEMENT


TERMINATION AGREEMENT made this 18th day of February, 2005, by and among Princeton Gamma-Tech Instruments, Inc. ("PGT") and Finn-Partners, Inc. ("FPI").

   WHEREAS, PGT and FPI are parties to an Asset Purchase Agreement for the sale of substantially all of the assets of PGT (other than cash and bank accounts) (the "Agreement"); and

   WHEREAS, each of the parties desires to terminate the Agreement without further obligations of any kind, and acknowledges that this termination agreement is made for good and adequate consideration, receipt whereof is hereby acknowledged;

   NOW, THEREFORE, the parties hereto agree that the Agreement is terminated as of February 17, 2005, and the parties have no further obligations thereunder.

                                          PRINCETON GAMMA-TECH, INC.


                                          By:
                                              ----------------------------------
                                               Name:  Chris Cox
                                               Title: President


                                          FINN-PARTNERS, INC.


                                          By:
                                             -----------------------------------
                                              Name:  Juhani Taskinen
                                              Title: President



                                      -32-